Exhibit 99.1

Cotiviti Holdings, Inc. Investor Presentation May 2018

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words. The forward-looking statements contained in this presentation are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. These statements are not guarantees of performance or results. These assumptions and our future performance or results involve risks and uncertainties (many of which are beyond our control). Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: system interruptions or failures, including cyber-security breaches, identity theft or other disruptions that could compromise our information; our inability to successfully leverage our existing client base by expanding the volume of claims reviewed and cross-selling additional solutions; our clients declining to renew their agreements with us or renewing at lower performance fee levels; our failure to innovate and develop new solutions for our clients; delays in implementing our solutions; our failure to maintain or upgrade our operational platforms; inability to develop new clients; improvements to healthcare claims and retail billing processes reducing the demand for our solutions or rendering our solutions unnecessary; loss of a large client; early termination provisions in our contracts; our failure to accurately estimate the factors upon which we base our contract pricing; our inability to manage our relationships with information suppliers, software vendors or utility providers; our inability to protect our intellectual property rights, proprietary technology, information, processes and know-how; our inability to execute our business plans including our inability to manage our growth; our inability to successfully integrate and realize synergies from any future acquisitions or strategic partnerships; our inability to realize the book value of intangible assets; our being required to pay significant refunds to CMS under our Medicare RAC contracts or significant changes to the Medicare RAC program; declines in contracts awarded through competitive bidding or our inability to re-procure contracts through the competitive bidding process; our success in attracting and retaining qualified employees and key personnel; our inability to expand our retail business; fluctuations in our results of operations; our failure to maintain effective internal controls; litigation, regulatory or dispute resolution proceedings, including claims or proceedings related to intellectual property infringements or claims not covered by insurance; healthcare spending fluctuations; consolidation among healthcare payers or retailers; slow development of the healthcare payment accuracy market; negative publicity concerning the healthcare payment industry or patient confidentiality and privacy; significant competition for our solutions; risks associated with international operations; general economic, political and market forces and dislocations beyond our control; variations in our revenue between reporting periods due to timing issues; our failure to comply with applicable federal, state, local and international privacy, security and data laws, regulations and standards; changes in regulations governing healthcare administration and policies, including governmental restrictions on the outsourcing of functions such as those that we provide; changes in tax laws and rules or in their interpretation or enforcement; the timing and magnitude of shares purchased under our share repurchase program; risks related to our substantial indebtedness and holding company structure; volatility in bank and capital markets; and provisions in our amended and restated certificate of incorporation. Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Non-GAAP Financial Measures The Company defines Adjusted EBITDA as net income before depreciation and amortization, interest expense, other non-operating (income) expense such as foreign currency transaction gains and losses, income tax expense, impairment of intangible assets, loss on extinguishment of debt, transaction-related expenses and other and stock-based compensation. The Company defines Adjusted Net Income and Adjusted Net Income per Diluted Share as net income adjusted for non-cash and other non-recurring items. The company defines Free Cash Flow as cash from operations less capital expenditures. Management believes Adjusted EBITDA is useful because it provides meaningful supplemental information about our operating performance and facilitates period-to-period comparisons without regard to our financing methods, capital structure or other items that we believe are not indicative of our ongoing operating performance. Management believes Adjusted Net Income is useful because it provides meaningful supplemental information about our operating performance and facilitates period-to-period comparisons without regard to non-cash expenses and other items that are one-time in nature. In order to assure that all investors have access to similar data the Company has determined that it is appropriate to provide these non-GAAP financial measures. Management believes we are enhancing investors’ understanding of our business and our results of operations, as well as assisting them in evaluating how well we are executing our strategic initiatives. Adjusted EBITDA and Adjusted Net Income are intended as supplemental measures of our performance that is not required by, or presented in accordance with U.S. generally accepted accounting principles, or GAAP. Adjusted EBITDA and Adjusted Net Income are not determined in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing or financing activities or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Safe Harbor

A Leader in a Large and Growing Market Deliver insights that unlock value Depth and breadth of solutions Client-centric business model Proven track record of delivering client and financial results 15% CAGR 12% CAGR Non-GAAP measure. See Appendix for reconciliation to net income ($ in millions) Leading provider of analytics-driven payment accuracy solutions in healthcare and retail markets NYSE: COTV Market Cap: ~$3B $203 $240 $268 2015 2016 2017 Adj. EBITDA (1) ($ in millions) $541 $625 $679 2015 2016 2017 Revenue

Cotiviti Addresses Significant Market Need Risk-Readiness® Scoring—identifies high/low value care Payment Accuracy Solutions— reduce waste ~$1 Trillion in Waste(1) Source: Institute of Medicine, CMS and management estimates Inaccurate Claims & Payments Unnecessary Services Inefficiently Delivered Services Excessive Administrative Costs Missed Prevention Opportunities 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Healthcare Waste $27 $75 $255 $721 $1,369 $2,599 $3,489 1960 1970 1980 1990 2000 2010 2017 Total U.S. Healthcare Expenditures (1) ($ in billions)

Increased Complexity and Client Demands Strong Industry Tailwinds for Cotiviti’s Solutions Increased complexity requires additional vetting to ensure accuracy Complexity of contracts Complexity of coding and billing practices Constantly changing data and need to manage multiple data sources Growth in Healthcare Spend Increased costs drive need for cost management solutions National healthcare expenditures are predicted to grow ~6% annually over the next 5 years Aging populations and increasingly complex comorbidities drive greater utilization of providers Increased Focus on Value of Healthcare Spend Increased need to engage in proactive value maximization Evolving, more detailed payment models New approaches for maximizing value

Claim payment Breadth and Depth of Solutions Claim submission Claim adjudication Prospective claims accuracy Retrospective claims accuracy Is the health insurance carrier the correct and sole payer? Were the correct contracted liability, coverage and payment terms applied for the claims submission? Were the appropriate treatments and diagnoses billed to the payer? Were the correct claim codes used? Were the services and care delivered in a high-value manner? Cotiviti applies its analytics-driven solutions at multiple points across the client’s value chain to improve the value of healthcare spend Network Value Solutions Risk-Readiness® Scoring Solutions Network Value Solution Payment Responsibility Contract Compliance Clinical Appropriateness Billing Accuracy Payment Accuracy Solutions Network value solution informing other lines of business

$ PCA: Prospective Claims Accuracy Solution Provides final filter to ensure payments are consistent with policies 39% of 2017 healthcare revenue Claim submission Claim adjudication Claim payment Retrospective claims accuracy Prospective claims accuracy Savings Professional Outpatient Extracts claims from Payer system Contextual processing DME Payments Corrected Clinical Appropriateness $84B of claim volume in 2017 Billing Accuracy Reference Data MD’s & Coding Experts Policy Library

Savings identified RCA: Retrospective Claims Accuracy Solution Claim submission Claim adjudication Prospective claims accuracy Claim payment Retrospective claims accuracy Analytic filters Subject matter expert review DME Inpatient Outpatient Professional $ Large claims sets and comprehensive analytics derive multiple dimensions of value 58% of 2017 healthcare revenue Savings Clinical Appropriateness Contract Compliance Payment Responsibility Billing Accuracy $563B of claim volume in 2017 Reference Data Policy Library

Competitive Advantages Benefit 15+ Years of proven concepts Informed problem solving Deeper Insight Advantage Powerful Analytics Breadth & Depth of Solutions Industry Expertise Scale Advantage Vast Amounts of Data (1) Commercial Healthcare and Retail client savings generated in 2017 Long Tenured Client Relationships Top 10 clients average tenure 10+ years ~$4.0 billion annual client savings(1)

Proprietary Technology Platform Drives Growth Why are we unique? Why does it matter? Vast Information Assets 15+ years of data collection; Reviewed >$645B claims in 2017 Technology Platform Advanced software platforms with productivity and automation tools Proprietary Content Libraries Configurable algorithms Ability to Analyze and Interpret Data SMEs and data analysts, including MDs, coders & technologists Large data set and rules engine create powerful network effect Scalable and configurable to meet client specific business solutions Leverage-able for next generation of solutions Discovery advantage facilitates sustainable growth

Drivers of Attractive Financial Performance Aligned financial model Existing client growth Innovate customized solutions Economies of scale Operating leverage through technology Strong margins Allows for investment Ability to de-lever Share repurchase Existing clients New clients Healthcare industry tailwinds Risk-readiness Multiple Revenue Growth Drivers Aligned financial model Existing client growth Innovative configurable solutions Economies of scale Operating leverage through technology Strong margins Allows for investment Ability to de-lever Share repurchase Existing clients New clients Healthcare industry tailwinds Network value Client-centric Business Model Highly Scalable Model Strong Cash Flow Characteristics Multiple Revenue Growth Drivers

Significant Growth Opportunity Increase volume of claims reviewed Cross-sell PCA/RCA and Risk-Readiness® solution Expand within existing client base Expand client base Continue to innovate additional offerings and solutions Selectively pursue acquisitions and strategic partnerships Expand usage of solutions library

Expand within Existing Clients Increase volume of claims reviewed Expand usage of solutions library Cross-sell PCA RCA Risk- Readiness® Growth Opportunity: Solution Areas for Payment Accuracy Clinical Appropriateness Contract Compliance Payment Responsibility Billing Accuracy Claim Type Professional Outpatient Inpatient DME Lines of Business Commercial At-Risk Commercial ASO Medicare Advantage Managed Medicaid

PCA Growth Case Study PCA Client relationship began in late 2016, accelerated in 2017 and expectations for 2018 Client Savings Trend ($ in millions) Professional: Government Sponsored LOBs November 2016 February 2017 March 2017 May 2017 June 2017 2018 and beyond Outpatient: Government Sponsored Professional and Outpatient: Commercial Insured Major Content Expansion All: ASO and Additional Policy Client Timeline Further Expansion and Cross-Sell $0 $10 $20 $30 $40 $50 $60 $70 2016 2017 2018F PCA Savings

Expansion/Cross-Sell Case Study RCA History 2006: Started with Medicare LOB 2010: Added Commercial, but limited to 2 small platforms 2014: Significant expansion of Commercial remaining platforms 2016: Expanded into Client’s acquired platform 1 PCA History 2013: Started relationship with company acquired by Client for Medicare and Medicaid 2014: Expansion to 3 additional Medicare and Medicaid Claims Platforms 2015: Signed Commercial, limited scope, 2 platforms, 2 states. Added Medicare and Medicaid and Client’s acquired platforms 1 & 2 2016: Added 2 additional states on primary Commercial platform 2017: Added 3 states on Commercial claims platform. Relationship with Client began with Client Government RCA in 2006 and expanded to PCA in 2013 Client Savings Trend Expansion Timeline Committed joint plan across RCA & PCA for future growth ($ in millions) $- $100 $200 $300 $400 $500 2012 2013 2014 2015 2016 2017

Adjusted net revenue is a non-GAAP financial measure and excludes the impact of a non-recurring revenue adjustment related to the release of a liability associated with our original Medicare RAC contract, which expired on January 31, 2018. See Appendix for reconciliation to net revenue. Non-GAAP measure. See Appendix for reconciliation to net income Guidance as of May 2, 2018. See Appendix for reconciliation of Adjusted EBITDA to net income. Strong Performance and Momentum Actuals Guidance(2) (2) $23 $35 $37 $41 $25 $28 $66 $49 $35 $203 $240 $268 2015 2016 2017 Strong Cash Generation Capex Cash Taxes Interest Adj. EBITDA(1) ($ in millions) $172 (1) $541 $625 $679 $740 - 760 (1,3) 2015 2016 2017 2018 Adj. Revenue (1) ($ in millions) 4.5x 2.9x 2.3x 2.1x 2015 2016 2017 Q1 2017 Net Debt Leverage Ratio $64 $203 $240 $268 $295 - 310 (3) 2015 2016 2017 2018 Adj. EBITDA (2) ($ in millions)

Cotiviti is a market leader positioned for future growth

Appendix and Financial Supplement

PCA: First Quarter 2018 Revenue Bridge Mid-single Digit growth Mid-teens Growth Q1 2018A $58.3 Changes in Estimated Refund Liability Client Market/Membership Declines New Business / Expansions Q1 2017A $59.7 Swing from favorable adjustment 1Q:17 to unfavorable adjustment 1Q:18 ~2% decline +20% PCA Volume Growth in 1Q 2018

Cotiviti Provides Solutions Across the Healthcare Claims Process While a critical component of the payment process, “Claim Payment” is typically a rules determination that does not change the value of a claim. Solution Providers focused on multiple components of the payment process Solution Providers focused on one component of the payment process Other niche players Payer internal teams Payer internal teams Claim submission Claim adjudication Prospective claims accuracy Claim payment (1) Retrospective claims accuracy

Recurring revenue with solid margins Healthcare synergies: Expertise in unstructured data Common technology Leverages similar analytic algorithm logic Retail Procure-to-Pay Activities Retailer / Supplier Negotiations Supply Chain Point Of Sale Trade Funding Reconciliation Recovery Audit Assortment, pricing, promotions, payment terms Ordering, receiving, distribution, accts. payable Store sales, promotions Allowances, Rebates, etc. Ensure that 2,3,4 align with 1 1 2 3 4 5 Leading Retail Segment Complementary to Healthcare Retail competitive advantages allow for synergies across the businesses

Cotiviti Holdings, Inc. 2018 Revenue by Segment Revenue includes $46,556 during the three months ended March 31, 2018 related to the release of the estimated liability for refunds and appeals under our original Medicare RAC contract, which expired on January 31, 2018. This amount was previously recorded as a reduction to revenue in prior periods during the contract term. Refer to reconciliation of revenue to adjusted net revenue. Change Healthcare $ 133,923 $ 77,516 73% 58,285 59,717 (2) % 8,163 2,570 218 % Total Healthcare (a) 200,371 139,803 43 % Global Retail and Other 18,663 19,674 (5) % Other - 656 NM % Total Global Retail and Other 18,663 20,330 (8) % $ 219,034 $ 160,133 37 % Consolidated Net Revenue (a) Three Months Ended March 31, (unaudited, $ in thousands) 2018 2017 Retrospective claims accuracy (a) Prospective claims accuracy Other Retrospective claims accuracy

Cotiviti Holdings, Inc.
2018 Adjusted Net Revenue (Non-GAAP)

(unaudited, $ in thousands)	Three Months Ended March 31, 2018	2017	Change
Net Revenue	**$ 219,034**	**$ 160,133**	**37 %**
Original Medicare RAC contract adjustment[(a)]	46,556	-	NM %
Adjusted Net Revenue[(b)]	**$ 172,478**	**$ 160,133**	**8 %**

(unaudited, $ in thousands)	Three Months Ended March 31, 2018 Net Revenue	2018 Adjustment[(a)]	2018 Adjusted Net Revenue[(b)]	2017 Net Revenue	Change
Healthcare					
Retrospective claims accuracy	$ 133,923	$ 46,556	$ 87,367	$ 77,516	13 %
Prospective claims accuracy	58,285	-	58,285	59,717	(2) %
Other	8,163	-	8,163	2,570	218 %
Total Healthcare	**200,371**	**46,556**	**153,815**	**139,803**	**10 %**
Global Retail and Other					
Retrospective claims accuracy	18,663	-	18,663	19,674	(5) %
Other	-	-	-	656	NM %
Total Global Retail and Other	**18,663**	**-**	**18,663**	**20,330**	**(8) %**
Consolidated Net Revenue	**$ 219,034**	**$ 46,556**	**$ 172,478**	**$ 160,133**	**8 %**

a) *Revenue includes $46,556 during the three months ended March 31, 2018 related to the release of the estimated liability for refunds and appeals under our original Medicare RAC contract, which expired on January 31, 2018. This amount was previously recorded as a reduction to revenue in prior periods during the contract term.*

b) *Adjusted net revenue is a non-GAAP financial measure. Therefore, it should not be considered a substitute for net revenue prepared in accordance with U.S. GAAP and may not be comparable to similarly titled measures used by other companies. Management believes adjusted net revenue is meaningful as it excludes the impact of a non-recurring revenue adjustment related to the release of a liability associated with our original Medicare RAC contract, which expired on January 31, 2018.*

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Cotiviti

Cotiviti Holdings, Inc.
2018 Consolidated Statement of Operations

(unaudited, $ in thousands)	Three Months Ended March 31, 2018	2017	Change
Net revenue	$ 219,034	$ 160,133	37 %
Cost of revenue	64,565	62,974	3 %
Selling, general and administrative expenses	53,946	41,572	30 %
Depreciation and amortization of property and equipment	7,242	5,575	30 %
Amortization of intangible assets	14,396	15,199	(5) %
Transaction-related expenses	214	731	(71) %
Total Operating Expenses	140,363	126,051	11 %
Operating income	78,671	34,082	131 %
Other expense (income)	8,842	7,968	11 %
Income tax expense (benefit)	15,902	(861)	NM %
Net Income	**$ 53,927**	**$ 26,975**	**100 %**
Earnings per share:			
Basic	$ 0.58	$ 0.30	
Diluted	0.57	0.28	
Effective Tax Rate	22.8 %	(3.3) %	
Cost of revenue supplemental information:			
Cost of revenue	$ 64,565	$ 62,974	3 %
Stock-based compensation	715	466	53 %
Original Medicare RAC contract variable compensation	1,205	-	NM %
Cost of revenue, adjusted	62,645	62,508	0 %
Selling, general and administrative expenses supplemental information:			
Selling, general and administrative expenses	53,946	41,572	30 %
Stock-based compensation	7,931	1,617	390 %
Selling, general and administrative expenses, adjusted	46,015	39,955	15 %
Total operating expenses[a]	**118,511**	**104,546**	**13 %**
Total operating expenses, adjusted[b]	**$ 108,660**	**$ 102,463**	**6 %**

a) Excludes depreciation and amortization and transaction-related expenses.

b) Excludes depreciation and amortization, transaction-related expenses, stock-based compensation and variable compensation related to the original Medicare RAC contract.

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Cotiviti

Cotiviti Holdings, Inc.
2018 Adjusted EBITDA (Non-GAAP)

(unaudited, $ in thousands)	Three Months Ended March 31, 2018	2017	Change
Net Income	**$ 53,927**	**$ 26,975**	**100 %**
Adjustments to net income:			
Depreciation and amortization	21,638	20,774	4 %
Interest expense	9,177	8,421	9 %
Other non-operating (income) expense[(a)]	(335)	(453)	(26) %
Income tax expense (benefit)	15,902	(861)	NM %
Transaction-related expenses and other[(b)]	214	731	(71) %
Stock-based compensation[(c)]	8,646	2,083	315 %
Original Medicare RAC contract adjustment[(d)]	(45,351)	-	NM %
Adjusted EBITDA	**$ 63,818**	**$ 57,670**	**11 %**
% of adjusted revenue	*37.0%*	*36.0%*	

a) Represents other non-operating (income) expense that consists primarily of interest income and gains and losses on transactions settled in foreign currencies. Income received for certain sub-leases is included herein.
b) Represents transaction-related expenses primarily associated with our secondary offerings as well as certain corporate development activity.
c) Represents expense related to equity incentive awards granted to certain employees, officers and non-employee directors as long-term incentive compensation and restricted stock issued in connection with the RowdMap Acquisition. We recognize the related expense for these awards ratably over the vesting period or as achievement of performance criteria become probable.
d) Represents the release of the estimated liability for refunds and appeals and related expense, under our original Medicare RAC contract, which expired on January 31, 2018. The gross revenue impact of $46,556 was previously recorded as a reduction to revenue in prior periods during the contract term.

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Cotiviti

Cotiviti Holdings, Inc.
2018 Adjusted Net Income (Non-GAAP)

	Three Months Ended March 31,		
(unaudited, $ in thousands)	2018	2017	Change
Net Income	**$ 53,927**	**$ 26,975**	**100 %**
Adjustments to net income:			
Amortization of acquired intangible assets - non tax deductible	11,377	10,402	9 %
Amortization of acquired intangible assets - tax deductible	3,019	4,797	(37) %
Transaction-related expenses and other[a]	214	731	(71) %
Stock-based compensation - non tax deductible[b]	5,767	-	NM %
Stock-based compensation - tax deductible[c]	2,879	2,083	38 %
Tax effect of above adjustments[d]	(1,474)	(2,615)	(44) %
Tax benefit related to equity awards	(2,600)	(10,422)	(75) %
Original Medicare RAC contract adjustment, net of tax[e]	(34,013)	-	NM %
Adjusted Net Income	**$ 39,096**	**$ 31,951**	**22 %**
Weighted average shares of common stock - Diluted (000s)	95,252	94,905	NM %
Adjusted Net Income per Diluted Share	$ 0.41	$ 0.34	22 %

a) Represents transaction-related expenses primarily associated with our secondary offerings as well as certain corporate development activity.

b) Represents expense related to restricted stock issued in connection with the RowdMap Acquisition. We recognize the related expense for these awards ratably over the vesting period or as achievement of performance criteria become probable.

c) Represents expense related to equity incentive awards granted to certain employees, officers and non-employee directors as long-term incentive compensation. We recognize the related expense for these awards ratably over the vesting period.

d) This line represents the tax impact of the amortization of acquired intangible assets - tax deductible and stock-based compensation – tax deductible. The tax rate assumed is 25% and 38% for the three months ended March 31, 2018 and 2017, respectively.

e) Represents the release of the estimated liability for refunds and appeals and related expense, net of tax, under our original Medicare RAC contract, which expired on January 31, 2018. The gross revenue impact of $46,556 was previously recorded as a reduction to revenue in prior periods during the contract term.

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Cotiviti Holdings, Inc. 2018 Adjusted EBITDA Guidance (Non-GAAP) Net income reflects the impact of the release of the estimated liability for refunds and appeals and related expense, under our original Medicare RAC contract, which expired on January 31, 2018. Represents other non-operating (income) expense that consists primarily of interest income and gains and losses on transactions settled in foreign currencies. Income received for certain sub-leases is included herein. Income tax expense for 2018 assumes an effective tax rate of approximately 25% excluding the impact of the benefit related to stock option exercises, restricted stock units and non-deductible stock-based compensation. Represents expense related to equity incentive awards granted to certain employees, officers and non-employee directors as long-term incentive compensation and restricted stock issued in connection with the RowdMap Acquisition. We recognize the related expense for these awards ratably over the vesting period or as achievement of performance criteria become probable. Represents the release of the estimated liability for refunds and appeals and related expense, under our original Medicare RAC contract, which expired on January 31, 2018. The gross revenue impact of $46,556 was previously recorded as a reduction to revenue in prior periods during the contract term. (unaudited, in millions) Low High Net Income (a) 140 $ 155 $ Adjustments to net income: Depreciation and amortization 90 90 Interest expense 45 40 Other non-operating (income) expense (b) (2) (3) Income tax expense (c) 37 43 Stock-based compensation (d) 30 30 Original Medicare RAC contract adjustment (e) (45) (45) Adjusted EBITDA 295 $ 310 $

Cotiviti Holdings, Inc. Cash Flow Data Free cash flow is a non-GAAP financial measure. Therefore, it should not be considered a substitute for income or cash flow data prepared in accordance with U.S. GAAP and may not be comparable to similarly titled measures used by other companies. The Company defines free cash flow as net cash provided by operating activities less capital expenditures. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures. Management believes free cash flow is meaningful as it is used by management and investors as a measure and indicator of the financial strength of the company and its ability to generate cash. Operating Cash Flow $ 34,716 $ 24,572 Capital Expenditures 12,385 9,660 Free Cash Flow (a) $ 22,331 $ 14,912 Repurchase of Common Stock $ - $ - (unaudited, $ in thousands) Three Months Ended March 31, 2018 2017

Cotiviti Holdings, Inc. Consolidated Balance Sheet Data ($ in thousands) Cash and cash equivalents $ 189,297 $ 165,518 Total assets 2,110,616 2,099,229 Total long-term debt (a) 763,633 767,618 Total liabilities 939,925 997,761 Total stockholders’ equity 1,170,691 1,101,468 Net debt leverage 2.1x 2.3x Working capital 195,369 116,350 a) Includes the current portion of our long-term debt and is net of debt issuance costs. March 31, 2018 (unaudited) December 31, 2017